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                                UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549
                                   FORM 8-K


                                CURRENT REPORT


    Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)  March 19, 1998



                          OMEGA ENVIRONMENTAL, INC.
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            (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)



                        Commission File Number 0-20267



              DELAWARE                               91-1499751
   (STATE OR OTHER JURISDICTION OF      (I.R.S. EMPLOYER IDENTIFICATION NO.)
   INCORPORATION OR ORGANIZATION)



                      19805 NORTH CREEK PARKWAY, PO BOX 3005
               BOTHELL, WASHINGTON                      98041-3005
     (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)           (ZIP CODE)



                                 425-486-4800
             (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)


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            (FORMER NAME, FORMER ADDRESS AND FORMER FISCAL YEAR,
                          IF CHANGED SINCE LAST REPORT)

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ITEM 3.   BANKRUPTCY OR RECEIVERSHIP

          Since May 2, 1997, Registrant is operating under the protection of the United States Bankruptcy Code as a debtor-in-possession.

ITEM 5.   OTHER EVENTS

          UNAUDITED FINANCIAL STATEMENT INFORMATION

          On March 19, 1998, the Registrant filed unaudited financial statement information as of and for each of the months ended January 31, 1998 and December 31, 1997 with related notes with the United States Bankruptcy Court. Attached as an exhibit is the balance sheet information, statement of operations information, statement of cash flows information and related notes to financial statement information which was included in the bankruptcy filing referred to above.

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS

      c)  EXHIBITS

          99.1 Unaudited Comparative Balance Sheet Information, Comparative Statement of Operations Information and Comparative Statement of Cash Flow Information as of and for each of the months ended January 31, 1998 and December 31, 1997 with related Notes to Financial Statement Information.
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                                  SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           OMEGA ENVIRONMENTAL, INC.
                                           (Registrant)

Date:    March 19, 1998                        /s/  Bradley S. Powell
                                           -------------------------------------
                                                    Bradley S. Powell
                                                       Controller